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                                                                    EXHIBIT 99.1

                     ASSET PURCHASE AND ASSIGNMENT AGREEMENT

Asset Purchase and Assignment Agreement entered into among:

Vendor S.A. de C.V. (hereinafter referred to as "SELLER"), as seller, represented by Messrs. Francisco A. Gonzalez Sanchez and Gerardo Candano Conesa;

Outdoor Systems Mexico, S.A. de C.V. (hereinafter referred to as "BUYER"), as buyer, represented by its attorney in fact Mr. Jorge Cervantes Trejo;

Outdoor Systems, Inc. (hereinafter referred to as "OUTDOOR"), as Buyer's joint obligor, represented by its Chief Executive Officer Mr. Arturo Moreno;

Promoindustrias Metropolitanas, S.A. de C.V. (hereinafter referred to as "PROMOINDUSTRIAS"), represented by Mr. Gonzalo Quiroz Carreon, for the purposes set forth in Clause Fifteenth of this Agreement;

Televisa, S.A. de C.V. (hereinafter referred to as "TELEVISA"), represented by Mr. Xavier Von Bertrab Mestre, for the purposes set forth in Clause Fifteenth of this Agreement; and

Mr. Francisco A. Gonzalez Sanchez, on his own behalf, for the purposes set forth in Clause Fifteenth of this Agreement,

pursuant to the following Declarations and Clauses:


                                  DECLARATIONS

                  I.  Seller declares through its representatives that:

                  a. It was originally incorporated under the corporate name of Pinturas y Decoraciones, S.A. pursuant to the laws of the United Mexican States (hereinafter referred to as "MEXICO"), as evidenced in public instrument number 10,737, dated October 27, 1937, granted before Mr. Rogelio R. Pacheco, then Notary Public number 18 of the Federal District, which first notarial copy was recorded in the Public Registry of Commerce of said city, under number 476, page 207, volume 102 of the Third Book, on November 19, 1937.
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                  b. It is the legitimate and sole owner of the movable goods listed in the document attached to this agreement as EXHIBIT "I.B." (hereinafter referred to as the "MOVABLE GOODS").

                  c. It is the legitimate and sole owner of the real estate listed in the document attached to this agreement as EXHIBIT "I.C." (hereinafter referred to as the "REAL ESTATE"), except for the property located in Reynosa, Tamaulipas, as to Seller only has a private purchase agreement that has not been executed before a notary public.

                  d. The Movable Goods, the Real Estate and in general all groups of assets owned by Seller including club memberships, office furniture, computers, stationary and other assets that Seller uses and are necessary for the development of its business in the same manner that it has been performing it as of the date of execution of this Agreement, except for the items described as "current assets" in Seller's financial statements as of December 31, 1997 (hereinafter the Movable Goods, the Real Estate and said assets, collectively referred to as the "ASSETS"), are free of all kinds of liens, pledges, mortgages or encumbrances, therefore, same are not guaranteeing the payment of any kind of mercantile, civil, labor or tax obligations, except as described in the document attached to this Agreement as EXHIBIT "I.T".

                  e. Seller has no knowledge of any kind of litigation, lawsuit, claim, procedure, action, dispute or investigation in process or to be filed in connection with the Assets, except as described in the document attached to this Agreement as EXHIBIT "I.E.", except for minor claims of clients in the ordinary course of business.

                  f. Seller has timely paid all kinds of taxes, rights and contributions in connection with the Assets, except for certain rights and contributions in connection with permits, authorizations and licenses needed for the installation, operation and exploitation of structures destined for outdoor advertisement.

                  g. The Movable Goods consisting of structures and related materials forming billboards for outdoor advertisement (hereinafter referred to as "STRUCTURES") are located on real estate which is either owned or leased by Seller.

                  h. The Assets are insured pursuant to the insurance policies in force held by Televisa or Seller, which are listed in the document attached to this Agreement as EXHIBIT "I.H." (hereinafter referred to as the "INSURANCE POLICIES").

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                  i. It is the holder of each and every one of the rights set forth in the Outdoor Advertisement Agreements (hereinafter referred to as the "PUBLICITY AGREEMENTS") entered into with Televisa and other third parties, which are listed in the document attached to this Agreement as EXHIBIT "I.I.".

                  j. Televisa has granted its consent for Seller to assign to Buyer its rights and obligations under the Publicity Agreements entered into with Televisa, pursuant to the document issued by Televisa attached herein as EXHIBIT "I.J.".

                  k. It is the holder of each and all rights under the Lease Agreements that it has entered into as lessee in connection with real estate for offices, paint workshops, warehouses and commercial establishments, which are listed in the document attached to this Agreement as EXHIBIT "I.K.(A)" (hereinafter referred to as the "OFFICE LEASE AGREEMENTS") as well as under the lease agreements entered into by it as lessee in connection with locations for the installation and exploitation of the Structures, which are listed in the document attached to this Agreement as EXHIBIT "I.K.(B)" (hereinafter referred to as the "STRUCTURE LEASE AGREEMENTS").

                  l. The Publicity Agreements, the Office Lease Agreements, the Structure Lease Agreements and the Pegaso Agreement (as defined herein below) are in full force and are binding pursuant to applicable laws, and Seller has no knowledge of any default by any of the parties thereto or any other event that may cause early termination of such Publicity Agreements, Office Lease Agreements, Structure Lease Agreements or the Pegaso Agreement, except as described in EXHIBIT "I.E.".

                  m. The standard forms of Structure Lease Agreements usually used by Seller, provide that Seller's rights and obligations as lessee may be assigned without the need of lessors' consent.

                  n. It has entered into with Servicios Administrativos Pegaso, S.C., the agreement attached to this Agreement as EXHIBIT "I.N.(A)" (hereinafter referred to as the "PEGASO AGREEMENT"), which together with the agreements listed in the document attached to this Agreement as EXHIBIT "I.N.(B)" are the only agreements entered into between Seller and its shareholders or subsidiaries or any other individual or entity related to Seller.

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                  o. It is the owner of the trademarks "VENDOR", "TRIPLEX",
"STAR LIGHT" and "STARBURST", as well as of a trademark consisting of a logo used by Seller, which registrations before the Mexican Institute of Industrial Property (Instituto Mexicano de la Propiedad Industrial) are in full force (hereinafter referred to as the "TRADEMARKS"), as well as of the copyright of the software (hereinafter referred to as the "SOFTWARE") which, along with the Trademarks, are listed in the document attached to this Agreement as EXHIBIT "I.O.".

                  p. The legal provisions in connection with the installation, operation and maintenance of outdoor advertisements are local and are enforced by local, municipal or state authorities in which said advertisements are located, and said provisions are constantly amended; therefore, no guarantee is granted by Seller in connection with the duration of the legal provisions in force or as regards the future establishment of new regulations in any of the locations in which the Structures are located, containing more strict or expensive regulations in connection with same.

                  q. Because of the number of locations in which the Structures are located, Seller does not grant any guarantee in connection with the existence and effectiveness as of the date of execution of this Agreement, of any permits, licenses and authorizations which are required for the installation and operation of certain Structures.

                  r. The document attached to this Agreement as EXHIBIT "I.R.(A)" contains a list of the Structures used by Seller for its business, as inventoried on May 27, 1998; the document attached as EXHIBIT "I.R.(B)" lists the Structures leased by Seller, and the document attached as EXHIBIT "I.R.(C)" contains a list of such Structures that have the permits, licenses and authorizations needed for their installation and operation, notwithstanding the provisions of Declaration I.Q. herein. To the best of its knowledge, Seller has not received any written notice that any governmental authority intends to cancel or modify any of such permits, licenses and authorizations.

                  s. Seller wishes to assign to Buyer, by means of this Agreement and as long as same may be assigned pursuant to legal and administrative provisions in force, the rights set forth in the permits, licenses and authorizations described in EXHIBIT "I.R.(C)", provided that Seller does not grant any guarantee in connection with the validity of such permits, licenses or authorizations and their assignability, as well as regarding the possibility that such permits, licenses and

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authorizations will be in force or extinguished at the time of their assignment.

                  t. Pursuant to the terms of the Structure Lease Agreements listed in the document attached to this Agreement as EXHIBIT "I.T", the Structures that are the subject matter of said Structure Lease Agreements will be transferred to the corresponding lessors upon termination of said agreements.

                  u. Seller will enter into a stock purchase agreement with Buyer regarding the 49,997 shares representing the capital stock of Seller's subsidiary Servicios Administrativos America, S.A. de C.V. (hereinafter referred to as "STOCK PURCHASE AGREEMENT") the validity of which will be subject to the condition precedent that the purchase and assignment provided for in this Agreement become fully valid and enforceable.

                  v. Its in its best interest and it wishes and is willing to sell to Buyer the Assets "as is", and to assign (i) the rights and obligations arising from the Publicity Agreements (including the rights and obligations of the publicity acquired in advanced by Televisa, which cover various periods, including after December 31, 1998), the Office Lease Agreements, the Structure Lease Agreements, the Pegaso Agreement and, in general, of all the agreements which Seller has entered into and that are related to the development of its business in the way same has been performed as of the date of this Agreement, except for the agreements described in items 2, 3 and 4 of EXHIBIT "I.N.(B).",
(ii) the rights to use the Trademarks and the Software, (iii) the rights and obligations deriving from the Insurance Polices issued to Seller, and (iv) the rights and obligations of the permits, licenses and authorizations that may be legally assigned, precisely in the terms and under the conditions set forth in Declaration I.Q. and I.S. herein, and in general in this Agreement (the rights described in items (i), (ii), (iii) and (iv) will be collectively referred to as the "RIGHTS", and the obligations described in items (i), (iii) and (iv) will be collectively referred to as the "OBLIGATIONS").

                  w. The income and cash flows related to the Assets and Rights as recorded in Seller's financial statements, include publicity and promotional sales performed by Televisa's and its subsidiaries' sales group under the "French Plan" of said Group, which include certain premiums for the amounts sold by Seller in television advertisement time; thus, Seller grants no guarantee in connection with Buyer obtaining in the near future equal or higher levels of sales associated with said Assets and Rights than the levels described in such

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financial statements, once that Buyer does not perform its sales under Grupo
Televisa's and its subsidiaries' publicity services sales plans, nor grants any guarantee that Seller's or Grupo Televisa's and its subsidiaries' clients shall continue to enter into agreements or purchase services from Buyer once this Agreement becomes fully enforceable.

                  x. Its representatives have sufficient authority to bind it pursuant to this Agreement as evidenced in public instrument number 50,406, dated June 2 1998, granted before Mr. Rafael M. Oliveros Lara, Notary Public number 45 of the Federal District, which authority has not been revoked, limited or modified in any manner whatsoever.

                  y. The entering into this Agreement does not constitute any violation of Seller's charter and by-laws, nor any other agreement or obligation assumed by Seller, and that the entering into of this Agreement and the sale of the Assets will not cause the breach or early termination of any obligation of Seller, or give right to any third parties to claim a breach or early termination of said agreements and obligations, notwithstanding the provisions set forth in Declarations I.Q. and I.S. herein.

                  z. It has obtained the corporate authorizations needed to enter into this Agreement, which authorizations have not been revoked nor restricted in any manner whatsoever.

                  II. Buyer declares through its representative that:

                  a. It is a corporation duly incorporated pursuant to the laws of the Mexico, as evidenced in public instrument number 48,476, dated May 28, 1998, granted before Mr. F. Javier Gutierrez Silva, Notary Public number 147 of the Federal District, which first notarial copy is pending registration in the Public Registry of Commerce of said city by reasons of its recent incorporation.

                  b. It is a subsidiary of Outdoor Systems, Inc., whose main corporate purpose is the installation, operation and exploitation of outdoor advertisement in private properties, thus, it is an expert in such industry.

                  c. It has obtained the corporate authorizations needed to enter into this Agreement, which authorization have not been revoked nor restricted in any manner whatsoever.

                  d. It acknowledges the provisions, conditions and terms of duration of the Publicity Agreements, the Office Lease Agreements and the Structure Lease Agreements.

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                  e. It acknowledges and agrees with Seller's Declarations I.P.,
I.Q., I.S. and I.W. herein.

                  f. It agrees that pursuant to the standard forms of the Structure Lease Agreements, lessors' consent for the assignment by Seller of the rights and obligations provided therein is not necessary.

                  g. It is in its best interest and it wishes and is willing to purchase from Seller the Assets and become the assignee of the Rights and Obligations, pursuant to the terms and conditions described herein.

                  h. Its representative has sufficient authority to bind it pursuant to this Agreement as evidenced in the public instrument referred to in Buyer's Declaration II.A., which authority has not been revoked or limited in any manner whatsoever.

                  III. Outdoor declares through its representative that:

                  a. It is a corporation duly incorporated pursuant to the laws of the State of Delaware, United States of America.

                  b. Its main corporate purpose is the installation, operation and exploitation of outdoor advertisement, located in private properties, thus, it is an expert in such industry.

                  c. It has the corporate authorizations needed to enter into this Agreement, which authorization have not been revoked nor restricted in any manner whatsoever.

                  d. The entering into this Agreement does not constitute any violation of Outdoor's charter and by-laws nor any other agreement or obligations assumed by Outdoor and its subsidiaries, and that the entering into of this Agreement and the purchase of the Assets by Buyer will not cause the breach or early termination of any obligation of Outdoor or its subsidiaries, or give right to any third parties to claim a breach or early termination of said agreements and obligations.

                  e. It acknowledges and agrees with Seller's Declarations I.P., I.Q., I.S. and I.W. herein.

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                  f. Its representative has sufficient authority to bind it
pursuant to this Agreement which authority has not been revoked or limited in any manner whatsoever.

                  In view of the foregoing Declarations, the parties agree on the following:

                                     CLAUSES

                  FIRST. PURCHASE AND SALE OF ASSETS. Subject to the terms and conditions described herein, Seller sells the Assets to Buyer, and Buyer purchases the Assets, on the understanding that the Assets are transferred to Buyer with everything that by fact and by right corresponds, free of all kinds of liens and encumbrances, except as described in EXHIBIT "I.T.".

                  Inasmuch as the Assets constitute part of an ongoing business, the parties agree that the amount and quality of the Assets may differ as of the date hereof to the Payment Date (as defined herein below), and that such differences will not affect the covenants described in this Agreement nor the price agreed to in Clause Fifth herein, provided said differences occur as a result of Seller carrying out its business in the ordinary form pursuant to past practices and notwithstanding the provision set forth in Clause Fourth, paragraph 3. hereof.

                  SECOND. ASSIGNMENT OF RIGHTS AND OBLIGATIONS. Subject to the terms and conditions described herein, Seller assigns to Buyer each and every one of the Rights and Obligations; Buyer accepts the assignment on the understanding that (i) such Rights are assigned by Seller free of all kinds of liens and encumbrances, except as described in Seller's Declaration I.T., and
(ii) Buyer assumes only the Obligations arising out of or to be performed from and after the Payment Date (as defined herein below).

                  THIRD. FORMALIZATION OF THE REAL ESTATE PURCHASE. In connection with the purchase of Real Estate described herein, same shall be formalized by means of a notarial instrument within a term of 120 (one hundred and twenty) days counted as from the Closing Date (as defined herein below), except for the real property located in Reynosa, Tamaulipas, which transfer shall occur before a notary public pursuant to the provisions of paragraph (E) of Clause Eighteenth hereof. Buyer shall bear the notarial and registration fees and expenses incurred in connection with the execution of such notarial instruments.

                  The notarial instruments formalizing the purchase of the Real Estate will be executed before Notary Public number

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147 of the Federal District, Mr. F. Javier Gutierrez Silva, or any other notary public appointed by Buyer. Seller agrees to obtain and deliver to Buyer and said Notary Public, within the next 90 (ninety) calendar days following the date of execution of this Agreement, the documents required for the execution of said notarial instruments regarding each of the Real Estate.

                  If the execution of any of the notarial instruments is not performed within the term of 120 (one hundred and twenty) days set forth herein above, due to causes attributable to Seller or Buyer, the corresponding party must pay the other a contractual penalty for an amount equal to 10% (ten percent) of the bank appraisal of the Real Estate which sale has not been executed by means of a notarial instrument; on the understanding that Buyer shall have the right seek specific performance and enforce the execution of such notarial instrument pursuant to the provisions of article 1846 of the Civil Code for the Federal District.

                  FOURTH. CONDITIONS PRECEDENT. The parties agree that the validity and enforceability of the obligations described herein is subject to the following conditions precedent:

                  1. The obtaining of a resolution by the Federal Competition Commission in which said authority approves and agrees not to condition the transactions described herein. For said purpose, the parties agree to notify this transaction to such Commission within the next 2 (two) working days following the date of execution of this Agreement, and not to file any other unrelated notification until such resolution is issued.

                  2. That on the date in which the resolution of the Federal Competition Commission referred to in paragraph 1. herein above is obtained, the Asset Purchase and Assignment Agreement entered among Buyer and MM Billboard, S.A. de C.V. and Multimedios Estrella de Oro, S.A. de C.V. becomes fully valid and enforceable.

                  3. That on the date the conditions precedent described in paragraphs 1. and 2. herein above are met, no act has occurred that has reduced the number of Structures by more than 10% (ten percent) or that may reduce the value in said percentage of the Assets or the Rights as allocated in EXHIBIT "5".

                  The parties also agree that if by August 31, 1998 the conditions precedent set forth above have not been met

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this Agreement will be extinguished with no liability for any of them.

                  The date in which the conditions precedent are met will be hereinafter referred to as the "CLOSING DATE".

                  FIFTH. PRICE. Subject to the price adjustments, if any, performed as set forth in Clause Seventh herein, the total price in which Seller sells and Buyer purchases the Assets and Seller assigns and Buyer becomes the assignee of the Rights and Obligations, is the amount of US$216,000,000 (Two Hundred and Sixteen Million Dollars 00/100 Currency of the U.S.A.) (hereinafter referred to as the "PRICE"), plus the corresponding value added tax.

                  Seller and Buyer will agree before the Payment Date, on a document containing the Price allocation of the Assets and Rights, which must reflect at least the book value of the Movable Goods and the appraisal value for the Real Estate, which document will be attached to this Agreement as EXHIBIT "5".

                  SIXTH. FORM OF PAYMENT. The Price will be paid by Buyer to Seller within the next 5 (five) banking days in the City of New York following the Closing Date, in dollars, currency of the United Sates of America, in one installment, by means of a wire transfer for the total amount, in immediately available funds to Seller's account previously notified to Buyer in the city of New York, U.S.A.; in the understanding that such part of the Price corresponding to each Real Estate property pursuant to EXHIBIT "5", will be paid as set forth herein above and on the date in which such Real Estate purchase is formalized by means of a notarial instrument.

                  SEVENTH. PRICE ADJUSTMENT. Seller and Buyer agree that on the date Seller receives the payment of the Price (hereinafter referred to as the "PAYMENT DATE") or, for the purposes set forth in paragraph 2.b herein, within the 60 (sixty) calendar days following the Payment Date, the Price will be adjusted, as follows:

                  1. The Price will be increased in an amount equal to any advanced payments made by Seller covering periods after the Payment Date regarding (i) rents, guarantees and bonds paid by Seller in connection with such Offices Lease Agreements and Structure Lease Agreements in force or which may be entered into after the date of execution of this Agreement in the ordinary course of business, as long as said advance payments cover periods after the Payment Date not

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exceeding 12 (twelve) months counted as from the Payment Date; (ii) payments to suppliers; and (iii) premiums in connection with the Insurance Policies.

                  2. The Price will be reduced in the following amounts:

                  a) the amounts received by Seller before the Payment Date in connection with any agreement regarding the installation, operation and exploitation of outdoor advertisement under which Seller receives payments, including the Pegaso Agreement and the Publicity Agreements in force or which may be entered into after the execution hereof, as long as said amounts constitute advance payments for periods after the Payment Date;

                  b) the amounts payable for electricity, telephone and applicable services pending payment, covering periods prior to the Payment Date, in the understanding that the calculation of such amounts will be based on the amounts reflected on the past receipts corresponding to said term, in proportion to the number of days which are not covered by such receipts up to the Payment Date; and

                  c) the amount set forth in the Stock Purchase Agreement as price for the purchase of the 49,997 (Forty nine thousand nine hundred and ninety seven) shares of Servicios Administrativos America, S.A. de C.V.

                  EIGHTH. ORDINARY COURSE OF BUSINESS; NOTICE OF CHANGE. During the term between the date hereof and the Payment Date, Seller agrees to safeguard, protect and manage the Assets and the Rights and operate, exploit and keep its business in the ordinary course pursuant to past general practices.

                  Seller agrees to immediately notify in writing Buyer of any change in the ordinary business course and of the existence of any event constituting or which may constitute a risk of loss or detriment of the Assets or the Rights, as set forth in paragraph 3. of Clause Fourth.

                  NINTH. DELIVERY OF ASSETS; INVOICES AND DOCUMENTS; ELECTRIC ENERGY AGREEMENTS. Seller will deliver and transfer the Assets to Buyer on the Payment Date, except for Seller's offices located in Lucio Blanco 435, Colonia San Juan Tlihuaca, Mexico, Federal District, and any other Real Estate requiring the physical delivery, in which case Seller agrees to deliver the corresponding keys to Buyer within the 5 (five) working days counted as from the Payment Date.

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                  In connection with Seller's offices located in Lucio Blanco
435, Colonia San Juan Tlihuaca, Mexico, Federal District, Seller agrees to sublease same to Buyer for a term of 120 (one hundred and twenty) day as from the Payment Date, pursuant to the same terms and conditions set forth in the existing lease agreement.

                  Seller shall deliver to Buyer on the Payment Date, as long as EXHIBIT "5" has been prepared, one or more invoices covering the Assets and the Rights, except for the Real Estate, describing the corresponding price allocation for each according to EXHIBIT "5", which invoices shall be duly issued in Buyer's name pursuant to applicable tax laws, together with any other transfer documents necessary to grant Buyer valid title to said Assets and Rights. Seller shall also deliver to Buyer on the Payment Date a legal opinion from Mijares, Angoitia, Cortes y Fuentes, S.C., substantially in the form of EXHIBIT "9" hereof.

                  In addition to the foregoing, Seller agrees to deliver to Buyer on the Payment Date, all books, records and documents related to the Assets and Rights, including (i) all computerized records and other computerized media storage and the software used in connection therewith; (ii) all technical and contractual documentation relating to the Assets; and (iii) all agreements, contracts, documents and records relating to sales, purchase of materials, supplies and services, dealings with suppliers, customers and distributors, and all other existing documents and records related to Seller's business.

                  Buyer agrees to substitute the electric energy agreements ("ELECTRICITY AGREEMENTS") in connection with the Assets.

                  Finally, the parties agree that Seller shall bear any expense incurred for the delivery of the Assets.

                  TENTH. TERMINATION. In the event Buyer fails to pay the Price to Seller within the 10 (ten) working days following the Closing Date, the parties agree that Seller may terminate this Agreement; on the understanding that such termination will be automatic upon the lack of payment of the Price, without the need of a court order or resolution, by means of a written notice given to Buyer pursuant to the terms set forth in Clause Twenty-Fourth of this Agreement.

                  In the event that the termination set forth above occurs, Buyer agrees to pay Seller as contractual penalty, the

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amount of US$11,000,000 (Eleven Million Dollars 00/100 Currency of the U.S.A.),
within the 5 (five) calendar days following the date in which the termination occurs.

                  ELEVENTH. NOTICES OF ASSIGNMENT. Buyer agrees to give notice, in writing and at its own expense to each of the lessors under the Structure Lease Agreements, in connection with Seller's assignment to Buyer of the Rights and Obligations under the Structure Lease Agreements. Buyer agrees to deliver to Seller copy of the notices delivered pursuant to this Clause.

                  Any claim, demand, or litigation after the Payment Date in connection with the Office Lease Agreements, the Structure Lease Agreements, the Publicity Agreements, the Electricity Agreements and any other agreement assigned to Buyer as set forth in this Agreement (hereinafter, for the purposes of this Clause, collectively referred to as the "AGREEMENTS") will be the exclusive responsibility of Buyer. Therefore, Buyer agrees to comply with each and all the obligations provided for in the Agreements as from the Payment Date. Buyer agrees to indemnify and hold harmless Seller of any loss or damage that may occur as a result of Buyer's default of its obligations under the Agreements after the Payment Date, as well as from the assignment of the rights and obligations pursuant to said Agreements as provided herein, or due to the fact that the notices described herein above do not comply with the corresponding requisites and formalities.


                  Seller agrees to indemnify and hold harmless Buyer of any loss or damage that may occur as a result of Seller's default of its obligations under the Agreements before the Payment Date; on the understanding that Seller will only be responsible for such losses and damages that: (i) occur to Buyer between the date hereof and June 4, 2000, and (ii) exceed the amount of US$2,500,000 (Two Million Five Hundred Thousand Dollars 00/100 Currency of the U.S.A.). For such purposes Buyer will notify Seller of any lawsuit in connection thereof and will cooperate with Seller in the defense of same.

                  TWELFTH. INDEMNITY FOR EVICTION, HIDDEN DEFECTS. Seller agrees to indemnify Buyer in case of eviction (saneamiento par el caso de eviccion)pursuant to the applicable laws.

                  The parties agree that the Assets are purchased by Buyer "as is", therefore, Seller will not be liable for the quality of the Assets nor for any hidden defects.

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                  THIRTEENTH. THIRD PARTY CLAIMS. The parties agree to notify each other of any act or event affecting the provisions of this Agreement, including any act or claim by a third party in connection with Seller or Buyer or otherwise, as well as any lawsuit or procedure filed in connection with this Agreement, the Assets or the Rights, or any other act or agreement related with same. The corresponding notice shall be made in writing by the party which first has knowledge of the acts above-mentioned, precisely within the next 3 (three) working days following the date in which said party had knowledge of any of such acts.

                  FOURTEENTH. ASSIGNMENT. The parties agree that they shall not assign by any means the rights and obligations provided for herein, without the previous and written consent of the other party.

                  FIFTEENTH. NON COMPETITION COVENANT. During a term of 5 (five) years counted as of the Closing Date, each of Seller, Promoindustrias, Televisa and Mr. Francisco A. Gonzalez, agree not to compete in Mexico directly or indirectly with Buyer in installation, operation and exploitation of outdoor advertisement billboards, including billboards located in structures or walls in private properties, in public transportation (including buses, taxi cabs, the subway system and trains) and freight vehicles, in urban furniture including bus stop structures, benches and mail boxes, or in any other kind of structures and urban furniture located on streets (hereinafter referred to as the "BUSINESS"). Furthermore, Seller, Promoindustrias, Televisa and Mr. Francisco A. Gonzalez Sanchez agree that during such term they will abstain from performing or having an equity interest in or in any other way having a commercial relationship with any company or business which purpose is the Business, nor will they become tenders, directly or indirectly, of any company or business in connection with the Business, if the corresponding debts may be capitalized or substituted for shares or equity.

                  The obligations set forth herein above expressly exclude (i) Televisa's participation in Mobiliario Urbano, S.A. de C.V. exclusively in connection with publicity on urban furniture and the fulfillment of the corporate purposes through such company; (ii) publicity in stadiums, sports arenas, theaters and related areas for the performance of shows which are owned by, leased or operated by Televisa or any subsidiary of Televisa; (iii) publicity in stadiums, sports arenas, theaters and related areas for the performance of shows which main purpose is to be broadcasted along with the shows produced or broadcasted by Televisa; and (iv) the performance by Televisa and Mr. Francisco A. Gonzalez Sanchez as agents of third parties in the rendering of services during the normal course of their operations.

                  Subject to the terms set forth in the last paragraph of this Clause, in the event that Seller, Promoindustrias or Televisa directly or indirectly breach the obligations set forth herein, the breaching party shall pay Buyer a penalty in the amount of US$50,000,000 (Fifty Million Dollars 00/100 Currency of the U.S.A.).

                  Subject to the terms set forth in the last paragraph of this Clause, in the event that Mr. Francisco A Gonzalez Sanchez directly or indirectly breaches the obligations set forth herein, Mr. Francisco A. Gonzalez Sanchez shall pay Buyer a penalty in the amount of US$16,000,000 (Sixteen Million Dollars 00/100 Currency of the U.S.A.).

                  In the event of a default to the non-competition obligations, Buyer shall notify in writing any such default to the defaulting party and will grant such party a 7 (seven) day term to cure such default and to stop competing immediately; on the understanding that if said default is not cured in the term set forth herein, the party in default will immediately pay Buyer the penalty above-mentioned.

                  SIXTEENTH. JOINT OBLIGOR. Outdoor will act as Buyer's joint obligor for each and every one of Buyer's obligations hereunder.

                  SEVENTEENTH. CONFIDENTIALITY. Seller agrees that for a term of 18 (eighteen) months counted as of the date hereof, it will keep confidential and in strict secret and cause its shareholders, consultants, advisors, officers and employees to keep confidential and in strict secret, all the documents, materials and information directly or indirectly related to the Structure Lease Agreements and the Publicity Agreements, including lessors and clients names and the amount of rents and prices, and agrees not to use them for its own benefit or for the benefit of a third party, publish, reveal or copy or allow any individual or entity to use, publish, reveal or copy said documents, materials and information without Buyer's previous written consent. The documents, materials and information described herein will be considered as trade and industrial secrets for the purposes of the applicable provision of the Mexican Industrial Property Law. The provision set forth herein above will not apply to those documents, materials and information that are or may turn out to be of public domain or that may be revealed by means of a court order, as well as any document, materials and information in connection with the Publicity Agreements entered into with Televisa under the "French Plan", which include publicity promotions containing additional advertisements different from the outdoor advertisements.

                  EIGHTEENTH. PARTIES' ADDITIONAL OBLIGATIONS. (A) Seller agrees that as from the date of execution of this Agreement, it will use its best efforts to obtain the necessary consents in order for Televisa to sell to Buyer its equity interest in Mobiliario Urbano, S.A. de C.V.

                  (B) Seller and Buyer agree to enter into the Stock Purchase Agreement on or before the Payment Date. In the event that the Stock Purchase Agreement is not executed on or before the Payment Date because of causes attributable to Seller, Buyer will be relieved from the payment of the penalty set forth in Clause Ninth herein, notwithstanding Buyer's right to seek Seller's specific performance of its obligation.

                  (C) Once the Stock Purchase Agreement is in full force and effect, Seller agrees to use its best efforts to obtain from Messrs. Emilio F. Azcarraga Jean, Miguel Aleman Magnani and Alejandro Burillo Azcarraga the endorsement in property in favor of Buyer or a designee thereof, without any cost to Buyer, of the share certificates representing 3 (three) shares of the capital stock of Servicios Administrativos America, S.A. de C.V. owned by such individuals.

                  (D) Between the date of execution of this Agreement and the Payment Date, Seller and Buyer agree to cooperate in good faith so that if the conditions precedent described in Clause Fourth herein are met, the transmission of the Assets, Rights and Obligations is performed in orderly and in timely manner, without a negative impact to Seller's and therefore Buyer's ordinary course of business, and specifically not to impact Seller's and Buyer's relationships with clients, suppliers and lessors. For this purposes and during such term, Buyer will send to Mexico, at its own expense, several of its officers and employees with the purpose of continuing the review of the documents relating to Seller's Business and to keep working jointly with Seller's officers and employees to accomplish said transition, causing such officers and employees to keep strict confidentiality in connection with the information and documents delivered by Seller as set forth herein.

                  (E) Seller agrees to use its best efforts to cause on or before the Payment Date the notarization in name of Buyer of the Real property located in Reynosa, Tamaulipas.

                  (F) Regarding the collection by Buyer of Seller's account receivables described in its financial statements after the Payment Date, Buyer agrees to reimburse Seller any such collections within the next 15 (fifteen) calendar days after the corresponding payment. For such purpose, Buyer shall deliver to Seller within the first 5 (five) working days of each month a balance of said account receivables; on the understanding that Buyer does not grant Seller any guarantee of payment of any of such accounts receivable.

                  (G) In connection with the Publicity Agreements entered into with Televisa, Seller expressly agrees that once the same are assigned to Buyer as set forth in this Agreement, Buyer will have no further obligation to pay Televisa nor any other third party, any amount regarding commissions or any other amount related with said Publicity Agreements.

                  NINETEENTH. INDEMNIFICATION. The parties agree to indemnify each other and hold each other harmless of any kind of claim, lawsuit, costs, expenses (including reasonable attorneys' fees), damages and/or losses arising from any misrepresentation hereof that may cause a substantial negative impact (taking into consideration the parties' declarations and exceptions) or default to their obligations as set forth in this Agreement.

                  TWENTIETH. EXPENSES. Except for anything to the contrary herein, the parties agree that they will each bear their own expenses incurred in connection with this Agreement and the transactions described herein.

                  TWENTY-FIRST. TAXES. The parties agree than any tax levied over the transactions described herein will be paid by the corresponding party pursuant to applicable law.

                  TWENTY-SECOND. AMENDMENTS. Any amendments to the terms and conditions herein, will be made in writing signed by the parties hereto.

                  TWENTY-THIRD. EXHIBITS. The Exhibits described in this Agreement constitute an integrated part of same. Such Exhibits are the following:

Exhibit "I.b."                    List of Movable Goods
Exhibit "I.c."                    Description of Real Estate
Exhibit "I.e"                     Lawsuits, claims or investigations in
                                  connection with the Assets
Exhibit "I.h."                    List of Insurance Policies
Exhibit "I.i"                     List of Publicity Agreements

Exhibit "I.k.(a)"                 List of Office Lease Agreements
Exhibit "I.k.(b)"                 List of Structure Lease Agreements
Exhibit "I.n.(a)"                 Pegaso Agreement
Exhibit "I.n.(b)"                 List of agreements with related parties
Exhibit "I.o."                    Description of Trademarks and Software
Exhibit "I.r.(a)"                 List of Structures
Exhibit "I.r.(b)"                 List of Structures leased by Seller
Exhibit "I.r.(c)"                 List of Structures with permits, licenses and
                                  authorizations
Exhibit "I.t."                    List of Structure Lease Agreements in which
                                  the Structures will become the property of
                                  lessors
Exhibit "5"                       Price allocation
Exhibit "9"                       Form of legal opinion from Mijares, Angoitia,
                                  Cortes y Fuentes, S.C.

                  TWENTY-FOURTH. NOTICES. All notices that the parties wish to make or which must be made in connection with this Agreement, must be in writing and each party should obtain evidence that the notice was received by the other party. For that purpose and until further a notice of a new address is made, the parties state as their addresses the following:

"SELLER"
Vendor, S.A. de C.V.
Vasco de Quiroga 2000 Ed. "A" Piso 4
Lomas de Santa Fe
01210 Mexico, D.F.
Attention: Mr. Gilberto Perezalonso
Phone No.: (525) 261-2519
Facsimile: (525) 261-2518

WITH A COPY TO :

Mr. Francisco Antonio Gonzalez Sanchez
Eugenio Garza Sada 224 Sur
Colonia Roma
64700 Monterrey, Nuevo Leon
Phone No.: (8) 359-2525
Facsimile: (8) 359-1689

Mijares, Angoitia, Cortes y Fuentes, S.C.
Prado Norte No. 305
Col. Lomas de Chapultepec
11000 Mexico, D.F.
Attention: Mr. Alfonso de Angoitia
Phone No.:(525) 520-0771
Facsimile:(525) 520-1065

"BUYER"
Outdoor Systems Mexico, S.A. de C.V.
Paseo de los Tamarindos 400
Torre B, Piso 8
Bosques de las Lomas
Mexico, D.F. 05120
Attention: Mr. Jorge Cervantes Trejo
Phone No.: (525) 267-4500
Facsimile: (525) 267-5498

WITH A COPY TO:

Outdoor Systems, Inc.
2502 Black Canyon Highway
Phoenix, Arizona 85009
Attention: Mr. Arturo Moreno
Phone No.: (602) 248-8181
Facsimile: (602) 433-2482

Jauregui, Navarrete, Nader y Rojas, S.C.
Paseo de los Tamarindos 400
Torre B, Piso 8
Bosques de las Lomas
Mexico, D.F. 05120
Attention: Mr. Miguel Jauregui Rojas
Phone No.: (525) 267-4500
Facsimile: (525) 267-5498

                  TWENTY-FIFTH. APPLICABLE LAW. The parties agree that this Agreement will be governed by the laws of Mexico, Federal District.

                  TWENTY-SIXTH. JURISDICTION. For the performance and enforcement of this Agreement the parties expressly submit to the jurisdiction of the competent courts located in Mexico, Federal District, expressly waiving their rights to any other jurisdiction that may apply to them by reason of their present or future domiciles or for any other reason.

                  The parties, acknowledging the terms and legal conditions of each and every Declaration and Clause of this Assets Purchase and Assignment Agreement, have caused its execution in four copies in the city of Mexico, Federal District, on June 4, 1998.

"SELLER"                                    "BUYER"
Vendor S.A. de C.V.                         Outdoor Systems
                                            Mexico, S.A. de C.V.



By:               (Signed)                                    (Signed)
   -------------------------                     ------------------------------
Name: Gerardo Candano Conesa                Name: Jorge Cervantes Trejo
Title: Attorney-in-fact                     Title: Attorney-in-fact



By:               (Signed)
   -------------------------
Name: Francisco A. Gonzalez
Title Attorney-in-fact

"OUTDOOR"                                   "PROMOINDUSTRIAS"
Outdoor Systems Inc.                        Promoindustrias
as Buyer's joint obligor                    Metropolitanas, S.A. de C.V.
                                            For the purposes of Clause
                                            Fifteenth



By:               (Signed)                           (Signed)
   -------------------------                     ------------------------------
Name: Arturo Moreno                         Name: Gonzalo Quiroz C.
Title: C.E.O.                               Title: Attorney-in-fact


"TELEVISA"                                  "FRANCISCO A. GONZALEZ"
Televisa, S.A. de C.V.                      For the purposes of Clause
For the purposes of                         Fifteenth
Clause Fifteenth



By:               (Signed)                                    (Signed)
   -------------------------                     ------------------------------
Name: Xavier Von Bertrab
Title: Attorney-in-fact

                            CERTIFICATE OF SECRETARY
                                       OF
                              OUTDOOR SYSTEMS, INC.


         I hereby certify that Outdoor Systems, Inc. has taken reasonable measures to ensure that the English translation of the Asset Purchase and Assignment Agreement, dated June 4, 1998, to which this Certificate is attached, is a fair and accurate English translation of the original Spanish language document.

Dated: July 16, 1998



                                       /s/ Bill M. Beverage
                                       ----------------------------------------
                                           Bill M. Beverage
                                           Secretary of Outdoor Systems, Inc.